UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2023

THERAPEUTIC SOLUTIONS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54554	45-1226465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

701 Wild Rose Lane
Elk City, Idaho 83525
(Address of Principal Executive Offices and Zip Code)

(760) 295-7208
(Issuer’s telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 17, 2023, Therapeutic Solutions International, Inc. and Veltmeyer Institute for Advanced Biologics, LLC, entered into an exclusive patent license agreement for Right to Try, emergency Investigational New Drug (“IND”), and/or Expanded Access use within the field of brain and lung for those conditions that are applicable included here in exhibit 10.1. In exchange TSOI has received 30% of Veltmeyer Institute Management Company, LLC.

Item 8.01 Other Events.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference including reference to exhibits.

Item 9.01 Financial Statements and Exhibits.

Exhibit Index

(10.1)	Exclusive Patent License Agreement between Therapeutic Solutions International, Inc. and Veltmeyer Institute for Advanced Biologics, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2023

THERAPEUTIC SOLUTIONS INTERNATIONAL, INC.

By:	/s/ Timothy Dixon
Timothy Dixon
Chief Executive Officer